EXHIBIT 99.1

                   Amended and Restated Joint Filing Agreement

            The undersigned agree that the Schedule 13D, as amended, to be filed with the Securities and Exchange Commission on or about the date hereof with respect to the beneficial ownership by the undersigned of the shares of Common Stock, par value $0.0001 per share, of Platinum Energy Resources, Inc., a Delaware corporation, shall be filed, and all amendments thereto will be filed, on behalf of each of the persons and entities named below in accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Dated: June 1, 2009


                                                 /s/ Syd Ghermezian
                                             -----------------------------------
                                                 Syd Ghermezian


                                             PACIFIC INTERNATIONAL GROUP
                                               HOLDINGS LLC



                                             By: /s/ Syd Ghermezian
                                                 -------------------------------
                                                 Name: Syd Ghermezian
                                                 Title: Manager


                                             REGENT VENTURE V LLC



                                             By: /s/ Syd Ghermezian
                                                 -------------------------------
                                                 Name: Syd Ghermezian
                                                 Title: Manager


                                             BRAESRIDGE ENERGY LLC



                                             By: /s/ Syd Ghermezian
                                                 -------------------------------
                                                 Name: Syd Ghermezian
                                                 Title: Manager



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